Exhibit 10.8

ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS
VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE

This Amendment Number Eleven (“Amendment”), dated this 28 day of June, 1993 (“Effective Date”), is made to that certain Tonkin Mineral Lease, dated January 1, 1986 (the “Lease”) between LYLE F. CAMPBELL, a single man, and JULIAN E. SIMPSON and JEAN C. SIMPSON, husband and wife (collectively, “Lessor”); TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP (the “Lessee”); and U.S. GOLD CORPORATION (“U.S. Gold”).

RECITALS

A.           The United States Congress has amended the General Mining Law of 1872 to replace the assessment work requirement for the assessment work years ending September 1, 1993 and September 1, 1994, with a claim rental fee of $200 per claim for those two years. That fee must be paid on or before August 31, 1993.

B.             Articles 8 and 19 of the Lease currently require the Lessee to perform assessment work on unpatented mining claims included within the Mineral Prospect if the Lease is partially or wholly surrendered and terminated by the Lessee with respect to those claims less than 90 days prior to the end of the then-current assessment work year.

C.             Lessor and Lessee agree that it is to their mutual benefit to reduce the above-described 90-day period, but for the assessment work years ending in 1993 and 1994 only.

NOW, THEREFORE, in consideration of the mutual benefits to be obtained by Lessor and Lessee pursuant to this Amendment, Lessor and Lessee hereby agree as follows:

1.               Notwithstanding the provisions of Articles 8 and 19 of the Lease, Lessee shall be entitled to release unpatented mining claims included within the Mineral Prospect without being obligated to perform assessment work or pay claim rental fees, but only as to the claims so released, if such release is provided in writing as provided in Article 19 of the Lease on or before midnight, Pacific Daylight Time, July 31, 1993. This paragraph 1 applies only to the assessment work years ending on September 1, 1993 and September 1, 1994.

2.               U.S. Gold hereby guarantees the proper performance by Lessee of all restoration and reclamation requirements and obligations under Article 14 of the Lease.

3.               Except as expressly amended above, the Lease shall remain in full force and affect in accordance with its original terms as modified by the ten (10) prior amendments.

4.               Nothing herein shall be construed or is intended to release Lessee from its obligations to pay said fees and to perform assessment work that is necessary to maintain the claims, as to any unpatented mining claims not released from the Lease on or before July 31, 1993 as provided in paragraph 1 above.

IN WITNESS WHEREOF, the parties have executed this ELEVENTH (11th) AMENDMENT as if the date first above written.

LESSOR:

LYLE F. CAMPBELL TRUST

By	/s/ Lyle F. Campbell
Lyle F. Campbell, Trustee

JULIAN E. SIMPSON

/s/ Julian E. Simpson

JEAN C. SIMPSON

/s/ Jean C. Simpson

LESSEE:

TONKIN SPRINGS GOLD MINING COMPANY, for itself and as General Partner for TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP

By	/s/ William W. Reid
William W. Reid, President

U.S. GOLD CORPORATION

By	/s/ William W. Reid
William W. Reid, President

STATE OF NEVADA	)
) ss.
COUNTY OF WASHOE	)

Before me personally appeared Lyle F. Campbell, Trustee of the Lyle F. Campbell Trust, on this 28th day of June, 1993, and executed the above ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE and acknowledged to me that he executed the same in that capacity.

Witness my hand and official seal.

My commission expires:	March 8, 1997
(seal)

/s/ Pamela C. Ponton
NOTARY PUBLIC

(SEAL)	NOTARY PUBLIC STATE OF NEVADA County of Washoe Pamela C. Ponton My Appointment Expires Mar. 8, 1997

STATE OF HAWAII	)
) ss.
COUNTY OF MAUI	)

Before me personally appeared Julian E. Simpson on this 25th day of June, 1993, and executed the above ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE.

Witness my hand and official seal.

My commission expires: 06/06/95
(seal)
/s/ [ILLEGIBLE]
NOTARY PUBLIC

(SEAL) Affixed

STATE OF HAWAII	)
) ss.
COUNTY OF MAUI	)

Before me personally appeared Jean C. Simpson on this 25th day of June, 1993, and executed the above ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE.

Witness my hand and official seal.

My commission expires: 06/06/95
(seal)
/s/ [ILLEGIBLE]
NOTARY PUBLIC

(SEAL) Affixed

STATE OF	)
) ss.
COUNTY OF	)

Before me personally appeared William W. Reid, President of TONKIN SPRINGS GOLD MINING COMPANY, for itself and as General Partner for TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP on this 12th day of July, 1993, and executed the above ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE, and acknowledged to me that he executed the same in that capacity.

Witness my hand and official seal.

My commission expires: 3-25-96
(seal)
/s/ Sandra J. Harden
NOTARY PUBLIC

(SEAL Affixed)

STATE OF	)
) ss.
COUNTY OF	)

Before me personally appeared William W. Reid, President of U.S. GOLD CORPORATION, on this 12th day of July, 1993, and executed the above ELEVENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE, and acknowledged to me that he executed the same in that capacity.

Witness my hand and official seal.

My commission expires: 3-25-96
(seal)
/s/ Sandra J. Harden
NOTARY PUBLIC

(SEAL Affixed)

BOOK 264 PAGE 024 OFFICIAL RECORDS RECORDED AT THE REQUEST OF Tonkin Springs ’94 JAN 27 P2:06

EUREKA COUNTY, NEVADA M.N. REBALEATI, RECORDER FILE NO. FEE $11.00 150214